UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 16, 2006

UNITEDHEALTH GROUP INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Minnesota	No. 0-10864	No. 41-1321939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UnitedHealth Group Center 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01 and 2.03. Entry into a Material Definitive Agreement; Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 16, 2006, UnitedHealth Group Incorporated (the “Company”) entered into a Credit Agreement with the lenders party thereto, JP Morgan Chase Bank, N.A., as Administrative Agent, and Citibank, N.A. and Bank of America, N.A., as Co-Syndication Agents, providing for a $7.5 billion 364-Day Revolving Credit Facility (the “Facility”). J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC are acting as Joint Lead Arrangers and Joint Bookrunners. The Facility is intended to insure the Company’s immediate and continued access to additional liquidity, if necessary, and to enhance the Company’s position in any litigation that is commenced with respect to the Company’s outstanding debt securities. The Facility is available for working capital purposes as well as to pay or repay any outstanding borrowings of the Company. As previously announced, the Company believes it is not in default under the indenture governing its outstanding debt securities and intends to defend itself vigorously.

As of the date hereof, no amounts are outstanding under the Facility. Interest rates on outstanding borrowings under the Facility will be determined by reference to LIBOR, with margins determined based on credit ratings, or to an alternate base rate, as described in the Facility. The Facility contains various representations, warranties, terms, conditions and covenants customary for financings of this type.

A copy of the Facility is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The description of the Facility above is qualified in its entirety by reference to the full text of the Facility.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

10.1	Credit Agreement, dated as of October 16, 2006, among UnitedHealth Group Incorporated, the lenders party thereto, JP Morgan Chase Bank, N.A., as Administrative Agent, and Citibank, N.A. and Bank of America, N.A., as Co-Syndication Agents, providing for a $7,500,000,000 364-Day Revolving Credit Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDHEALTH GROUP INCORPORATED
(Registrant)

By:	/s/ Dannette L. Smith
Name: Dannette L. Smith
Title: Deputy General Counsel and Assistant Secretary

Date: October 18, 2006

Exhibit Index

Exhibit No.	Description
10.1	Credit Agreement, dated as of October 16, 2006, among UnitedHealth Group Incorporated, the lenders party thereto, JP Morgan Chase Bank, N.A., as Administrative Agent, and Citibank, N.A. and Bank of America, N.A., as Co-Syndication Agents, providing for a $7,500,000,000 364-Day Revolving Credit Facility.